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                                                                    Exhibit 10.8


              INTEGRATED MANAGEMENT GROUP, INC. - CYBER-CARE, INC.
                              ASSIGNMENT AGREEMENT
                                "CYBER-CARE.COM"

           This Agreement is effective as of August 9, 2000 (`Effective Date") by and between:

           INTEGRATED MANAGEMENT GROUP, INC., ("Integrated Management."), a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 9690 West Sample Road, Suite 202, Coral Springs, Florida 33065; and

           CYBER-CARE, INC., ("Cyber-Care"), a corporation organized and existing under the laws of the State of Florida with its principal place of business located 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426.

           WHEREAS, lntegrated Management is the owner of the domain name "CYBERCARE.COM" and any trademark rights and goodwill appurtenant thereto; and

           WHEREAS, Cyber-Care desires to obtain an assignment of the domain name "CYBERCARE.COM" and any trademark rights and goodwill appurtenant thereto;

           NOW THEREFORE, for and in consideration of the following promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

     GRANT:

           Integrated Management hereby, without limitation, sells and assigns to Cyber-Care, its successor(s), assign(s), and licensee(s), Integrated Management's entire right, title, and interest in the domain name "CYBER.-CARE .COM", and Integrated Management's entire right title, and interest in any trademark rights and the goodwill appurtenant thereto. Integrated Management hereby assigns "CYBER-CARE.COM" free of all liens, encumbrances, and any other adverse third party claims or right to "CYBERCARE.COM", "CYBER-CARE.COM" to be held and enjoyed by Cyber-Care, its successor(s). assign(s), and licensee(s) as fully and entirely as the same would have been held and enjoyed by Integrated Management had this agreement and sale not been made.

     PAYMENT

           1. Cyber-Care agrees to pay and will pay to Integrated Management fifteen thousand (15,000) shares of Cyber-Care, Inc. stock ("CYBR") as compensation for the rights, title, and interest conveyed to Cyber-Care herein.



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          2. The payment due herein shall be paid to:
                Integrated Management
                9690 West Sample Road
                Stilts 202
                Coral Springs, FL 33065

          3.Payment will be made to Integrated Management within twenty-four
          (24) hours of the completion of the transfer of "CYBER-CARE.COM" to Cyber-Care by Internic.

          4. Integrated Management agrees to pay and will pay to Internic one hundred percent (100%) of the cost of one hundred ninety-nine dollars ($199.00) for expediting the transfer of "CYBER-CARE.COM' to Cyber-Care.

     REPRESENTATIONS AND WARRANTIES

          INTEGRATED MANAGEMENT REPRESENTS AND WARRANTS:

          1.THAT INTEGRATED MANAGEMENT IS THE SOLE OWNER. OF "CYBER-CARE.COM" AND HAS THE POWER, RIGHT AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, AND

          2. THAT THERE ARE NO CLAIMS OR THREATS AGAINST THE OWNERSHIP OF "CYBER-CARE.COM".

    TERMINATION

          Upon breach of any of the terms herein, Integrated Management agrees to return and will return all of the fifteen thousand (15,000) shares of Cyber-Care, Inc. stock transferred herein, without effect on the transfer of ownership rights to Cyber-Care.

    IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed on the Effective Date.

INTEGRATED MANAGEMENT GROUP, INC.               CYBER-CARE, INC.



/s/ ERIC NATHANSON, PRESIDENT                   /s/ MICHAEL MORRELL
------------------------------------            --------------------------------
Eric Nathanson                                  Michael Morrell
President                                       CEO



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